UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

 Spring Valley Acquisition Corp. II

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

184670 Spring Valley Acq Corp II Proxy Card Rev4 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SPRING VALLEY ACQUISITION CORP. II

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 9, 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend:
https://www.cstproxy.com/svacii/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5a, 5b and 6.

Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company's amended and restated memorandum and articles of association (the "Articles") as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement (the "Extension Amendment" and, such proposal, the "Extension Amendment Proposal") to extend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses (a "business combination"), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares of the Company, par value $0.0001 per share (the "Class A ordinary shares") included as part of the units sold in the Company's initial public offering (such Class A ordinary shares, the "Public Shares") that was consummated on October 17, 2022 (the "IPO"), from 15 months from the closing of the IPO to 36 months from the closing of the IPO, or such earlier date as is determined by our board of directors (the "board"), in its sole discretion, to be in the best interests of the Company (the "Extension" and, such date, the "Extended Date");

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 2 — The Conversion Amendment Proposal — to amend, by way of special resolution, the Articles as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement to change certain provisions which restrict the Class B ordinary shares, par value $0.0001, of the Company (the "Class B ordinary shares" or the "Founder Shares") from converting to Class A ordinary shares prior to the consummation of an initial business combination (the "Conversion Amendment" and, such proposal, the "Conversion Amendment Proposal");

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 3 — The Redemption Limitation Amendment Proposal — to amend, by way of special resolution, the Articles as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement to eliminate from the Articles the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor rule)) of less than $5,000,001 (the "Redemption Limitation") in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the "Redemption Limitation Amendment" and, such proposal, the "Redemption Limitation Amendment Proposal" and, together with the Extension Amendment Proposal and the Conversion Amendment Proposal, the "Charter Proposals");

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 4 — The Letter Agreement Amendment Proposal — to approve, as an ordinary resolution, the amendment of that certain Letter Agreement, dated as of October 12, 2022 (the "Letter Agreement"), entered into by the Company, Spring Valley Acquisition Sponsor II, LLC (the "Sponsor") and the Company's directors and officers, in the form set forth on Annex B, to modify the vesting period for a portion of the Founder Shares (as defined herein) held by the Sponsor at the close of a business combination (the "Letter Agreement Amendment Proposal");

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 5 — The Director Election Proposal — to appoint, by way of ordinary resolution of the holders of Founder Shares, Class I directors Richard Thompson and Sharon Youngblood to each serve on the board for a three-year term expiring at the third succeeding annual general meeting after their appointment, or until their successors have been qualified and appointed (the "Director Election Proposal"); and

Class I Directors:	FOR	AGAINST	ABSTAIN
5a. Richard Thompson	☐	☐	☐
5b. Sharon Youngblood	☐	☐	☐

Proposal No. 6 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Extraordinary General Meeting or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals (the "Adjournment Proposal" and, together with the Charter Proposals, the Letter Agreement Amendment Proposal and the Director Election Proposal, the "Proposals"). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the other Proposals.

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

☐

Signature___________________________ **Signature, if held jointly**_______________________________ **Date**____________, **2024**

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

184670 Spring Valley Acq Corp II Proxy Card Rev4 Back Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on January 10, 2024. This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/svacii/2024 The undersigned hereby appoints each of Christopher Sorrells and Robert Kaplan (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Spring Valley Acquisition Corp. II to be held on January 10, 2024 at 10:00 a.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/svacii/2024 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5a, 5b and 6. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF SPRING VALLEY ACQUISITION CORP. II THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS